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                                                                 EXHIBIT 10.3



                               JAKKS PACIFIC, INC.

                             STOCK PURCHASE WARRANT

NEITHER THIS WARRANT NOR THE UNDERLYING SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAW. THE HOLDER HEREOF, BY ACQUIRING THIS WARRANT, AGREES FOR THE BENEFIT OF THQ, INC. THAT THIS WARRANT MAY BE RESOLD, PLEDGED, EXERCISED OR OTHERWISE TRANSFERRED ONLY (1) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, (2) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.


                       WARRANT TO PURCHASE COMMON STOCK OF
                               JAKKS PACIFIC, INC.


                       Expiration Date: December 31, 2009


         This Warrant Certificate certifies that Stanley Shenker Associates, Inc. (the "Holder"), or registered assigns, is the registered holder of a Warrant (the "Warrant") to purchase 13,750 shares of Common Stock, $.001 par value (the "Common Stock"), of JAKKS PACIFIC, INC., a Delaware corporation (the "Company'). This Warrant entitles the Holder upon exercise to purchase from the Company, during the Exercise Period (as defined below), that number of shares of fully paid and nonassessable Common Stock (the "Warrant Securities") set forth below. The exercise price (the "Exercise Price") at which shares of Common Stock shall be deliverable upon exercise of this Warrant shall initially be $10.00 per share. Shares of Common Stock shall be deliverable upon (i) surrender of this Warrant with the form of election to purchase attached hereto properly completed and executed and (ii) payment of the Exercise Price at the office of the Company designated for such purpose, pursuant to and subject only to the conditions set forth in this Warrant.

         Notwithstanding the foregoing, upon notice of an Acquisition Transaction (as defined in Section 7 hereof), this Warrant may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 3(a) below. The Exercise Price and number of Warrant Securities issuable upon exercise of this Warrant are subject to adjustment upon the occurrence of certain events set forth herein.



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         Section 1.        Registration of Transfers and Exchanges.

                  (a) Subject to the limitations set forth below, this Warrant may be exchanged at the option of the Holder, when surrendered to the Company at its office, for another Warrant or other Warrants of like tenor and representing in the aggregate a like number of Warrant Securities. When this Warrant is surrendered for exchange it shall be canceled and disposed of by the Company. Upon due presentation for registration of exchange of this Warrant at the office of the Company, a new Warrant or Warrants of like tenor and evidencing in the aggregate a like number of Warrant Securities shall be issued, without charge, to the transferee(s) in exchange for this Warrant, subject to the limitations set forth herein.

                  (b) Without limiting the restrictions of Section 10 hereof, in connection with any Transfer (as defined below), the Holder shall, if required by the Company, obtain from counsel to such Holder (who may be in-house counsel for Stanley Shenker Associates, Inc.) an opinion that the proposed Transfer of this Warrant may be effected without registration under the Securities Act of 1933, as amended (the "Act") or applicable state securities law. When this Warrant is surrendered for Transfer it shall be canceled and disposed of by the Company. Upon due presentation for registration of Transfer of this Warrant at the office of the Company, a new Warrant or Warrants of like tenor and evidencing in the aggregate a like number of Warrant Securities shall be issued, without charge, to the transferee(s) in exchange for this Warrant, subject to the limitations set forth herein. As used herein, "Transfer" means sell, assign, transfer, pledge, hypothecate, mortgage, encumber, dispose by gift or bequest, or otherwise transfer or disposition.

                  (c) The Company shall from time to time register the exchange or Transfer of this Warrant in a Warrant register to be maintained by the Company upon surrender of this Warrant accompanied by a written instrument or instruments of such exchange or Transfer in form satisfactory to the Company, duly executed by the registered holder or holders hereof.

         Section 2.        Vesting of Warrant; Forfeiture.

         This Warrant shall be fully vested and immediately exercisable upon the execution hereof by the Company.

         Section 3.        Exercise of Warrant.

                  (a) Subject to the terms of this Warrant, the Holder shall have the right, which may be exercised commencing on the date of this Warrant and until 5:00 p.m., Eastern time on December 31, 2009 (the "Exercise Period"), to receive from the Company the number of fully paid and nonassessable Warrant Securities which the Holder may at the time be entitled to receive on exercise of this Warrant and payment to the Company of the Exercise Price then in effect for such Warrant Securities. In the event the Holder receives notice of an Acquisition Transaction, the Holder may exercise its right to receive Warrant Securities on a net basis, such that, without the exchange of any funds, such Holder receives that number of Warrant Securities otherwise issuable or payable) upon exercise of this Warrant less that number of Warrant Securities having a Current Market Price (as defined in section 7(b) hereof) at the time of


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exercise equal to the aggregate Exercise Price that would otherwise have been paid by such Holder of this Warrant. If not exercised within the Exercise Period, this Warrant shall become void and all rights hereunder and all rights in respect hereof shall become void and shall cease as of such time.

                  (b) No fractional shares shall be issued upon the exercise of this Warrant (or any portion hereof). All shares of Common Stock (including fractions thereof) issuable upon exercise of this Warrant (or fraction hereof) by the Holder shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after the aforementioned aggregation, the exercise would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the Current Market Price, multiplied by such fraction on the date of exercise.

                  (c) This Warrant may be exercised upon surrender to the Company at its office designated for such purpose (the address of which is set forth in Section 9 hereof) of this Warrant with the form of election to purchase duly filled in and signed, and upon payment to the Company of the Exercise Price, subject to adjustment pursuant to Section 7 hereof, for the number of Warrant Securities in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company or wire transfer in immediately available funds to such account as shall be designated by the Company or (ii) in the event the Holder receives notice of an Acquisition Transaction, in the manner provided in Section 3(a) hereof.

                  (d) Upon such surrender of this Warrant and payment of the Exercise Price by the Holder, the Company shall issue and cause to be delivered within three (3) business days to or upon the written order of the Holder and (subject to the provisions of Section 10 hereof) in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Securities issuable upon the exercise of this Warrant. In the event the name or names so designated are not that of the Holder, such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall (subject to the provisions of Section 10 hereof) be deemed to have become a Holder of record of such Warrant Securities as of the date of the surrender of this Warrant and payment of the Exercise Price.

                  (e) This Warrant shall be exercisable, at the election of the Holder, either in full or from time to time in part and, in the event that this Warrant is exercised in respect of fewer than all of the Warrant Securities issuable on such exercise at any time during the Exercise Period, the Company shall, at the time of delivery of this Warrant, deliver to the Holder a new Warrant, which new Warrant shall in all other respects be identical with this Warrant but exercisable only for the balance of the Warrant Securities remaining subject to the Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and such Warrant shall be returned to the Holder.

                  (f) This Warrant shall also be conditionally exercisable, at the election of the Holder, so that if the Holder exercises this Warrant in contemplation of the consummation of a


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transaction described in any of clauses (i) - (iv) of Section 8(b) hereof and such transaction is not consummated, the Holder may elect to revoke such exercise, in which case this Warrant shall be deemed not to have been so exercised.

                  (g) This Warrant shall be canceled and disposed of by the Company when surrendered upon exercise. The Company shall keep copies of this Warrant and any notices given or received hereunder available for inspection by the Holder during normal business hours at its office.

         Section 4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Securities upon exercise of this Warrant.

         Section 5. Mutilated or Missing Warrant Certificate. In case this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution of this Warrant, a new Warrant of like tenor and representing an equivalent number of Warrant Securities, but only upon the Company's receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and of suitable indemnification.

         Section 6. Reservation of Warrant Securities. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, a number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant at the then applicable Exercise Price, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval. The Company will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. Before taking any action which would cause an adjustment pursuant to Section 7 hereof to reduce the Exercise Price below the then par value (if any) of this Warrant Securities, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Securities at the Exercise Price as so adjusted. The Company covenants that all Warrant Securities which may be issued upon exercise of this Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof (other than any such rights, taxes, liens, charges or interests created or granted by Holder or any other person other than the Company).

         Section 7. Adjustment of Exercise Price. The Exercise Price is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 7. For purposes of this Section 7, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company.


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                  (a) Adjustment for Change in Capital Stock. If the Company (1)
pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (2) subdivides its outstanding shares of Common Stock into a greater number of shares, or (3) combines its outstanding shares of Common Stock into a smaller number of shares, then the Exercise Price shall be adjusted in accordance with the formula:

                                   E1 = E x O
                                            -
                                            A

where:



                  E1        =        the adjusted Exercise Price.

                  E         =        the current Exercise Price.

                  O         =        the number of shares of all classes of
                                     Common Stock outstanding prior to such
                                     action.

                  A         =        the number of shares of all classes of
                                     Common Stock outstanding immediately after such action.

                  In the case of a dividend or distribution, the adjustment shall become effective immediately after the record date for determination of holders of shares of Common Stock entitled to receive such dividend or distribution, and in the case of a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of such corporate action. If after an adjustment the Holder of this Warrant upon exercise hereof may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (the "Board") shall determine in good faith the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privileges, the number of shares issuable upon such exercise and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 7. The adjustment required by this Section 7(a) shall be made successively whenever any event listed above shall occur.


                  (b)   Certain Definitions.

                        (i) Current Market Price. The "Current Market Price" per
                  share of Common Stock on any date is the average of the closing prices of the Common Stock for thirty (30) consecutive trading days commencing forty-five (45) trading days before the date in question. The term "closing price" of the Common Stock on any day, as indicated in the next day's Wall Street Journal if so reported in the Wall Street Journal (or if not


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                  reported in the Wall Street Journal, as reported by National
                  Quotation Bureau Incorporated or, if not so reported, by a nationally recognized quotation service), shall be (A) the reported closing price (last sale price) of the Common Stock on the principal stock exchange on which the Common Stock is listed, or (B) if the Common Stock is not listed on a stock exchange, the last sale price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or (C) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the mean of the final bid and asked prices for the Common Stock as reported by National Quotation Bureau Incorporated or any successor entity if at least two (2) securities dealers have inserted both bid and asked quotations for the Common Stock on at least five (5) of the ten (10) preceding trading days. If none of the foregoing provisions are applicable, the Current Market Price shall be determined by the Board in good faith, based upon the Fair Market Value of one hundred percent (100%) of the Company if sold as a going concern and without regard to any discount for the lack of liquidity or on the basis that the relevant shares of the Common Stock do not constitute a majority or controlling interest in the Company and assuming, if applicable, the exercise or conversion of all "in-the-money" warrants, convertible securities, options or other rights to subscribe for or purchase any additional shares of capital stock of the Company or securities convertible or exchangeable into such capital stock that in any case may be entitled to participate in the proceeds of such sale. The term "trading day" shall mean (X) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed, (Y) if the Common Stock is not listed on a stock exchange but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (Z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

                        (2) Fair Market Value. The term "Fair Market Value"
                  means the value obtainable upon a sale in an arm's length transaction to a third party under usual and normal circumstances, with neither the buyer nor the seller under any compulsion to act, with equity to both, as determined by the Board in good faith; provided, however, that if a Holder or Holders, who individually or in the aggregate own 66% or more of the Warrant Securities (collectively, a "Significant Holder"), shall dispute the Fair Market Value as determined by the Board, the Company shall retain an Independent Expert (as defined in Section 7(b)(3)), provided, however, that if the Significant Holder does not accept such Independent Expert, then the Company and the Significant Holder shall each


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
                  select an Independent Expert and the two Independent Experts so selected shall select a third Independent Expert who shall determine the Fair Market Value. The determination of Fair Market Value by the Independent Expert shall be final, binding and conclusive on the Company and the Significant Holder. All costs and expenses of the Independent Expert shall be borne one-half by the Company and one-half by the Significant Holder.

                        (3) Independent Expert. The term "Independent Expert"
                  means an investment banking firm reasonably agreeable to the Company and the Significant Holder who does not (and whose affiliates do not) have a financial interest in the Company or any of its affiliates.

                  (c) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (d) Notice of Adjustment. Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 8 hereof.

                  (e) Reorganization of Company. If any capital reorganization or reclassification of the capital stock of the Company, any consolidation or merger of the Company with another entity, or the sale or lease of all or substantially all of the Company's assets to another entity, other than in each case in connection with an Acquisition Transaction shall be effected in such a way that holders of Common Stock of the Company shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition precedent to such reorganization, reclassification, consolidation, merger, sale or lease, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable in such reorganization, reclassification, consolidation, merger, sale or lease with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon the exercise of the rights represented hereby had such rights been exercised immediately prior thereto, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation, if applicable, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger, sale or lease, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or leasing such assets shall assume by written instrument, executed and

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mailed or delivered to the Holder at the last address thereof appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                  Notwithstanding any provision of the preceding paragraph to the contrary, upon consummation by the Company of an Acquisition Transaction, this Warrant shall terminate and cease to be exercisable. As used herein, "Acquisition Transaction" means a transaction in which (i) the Company sells or leases, in one or a series of related transactions, all or substantially all or the Company's assets to another entity and distributes the proceeds (or a portion of such proceeds) of such transaction to the holders of the then outstanding shares of Common Stock, or (ii) not less than a majority of the then outstanding shares of Common Stock are changed into or sold or exchanged (whether pursuant to a recapitalization, reorganization, merger, consolidation, tender or exchange offer or otherwise) for a different kind of shares of common stock or other securities (of the Company or of another corporation or other entity) or for property, cash or any combination of securities, property or cash, other than in a transaction the sole purpose of which is to change the Company's domicile.

                  (f) Form of Warrant. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of this Warrant, any warrant heretofore or hereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

         Section 8.        Notices to Warrant Holders.

                  (a) Upon any adjustment of the Exercise Price pursuant to
Section 7 hereof, the Company shall promptly thereafter cause to be given to the registered holder of this Warrant written notice setting forth the Exercise Price after such adjustment and setting forth the number of Warrant Securities (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of this Warrant and payment of the adjusted Exercise Price. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 8.

                  (b) In the event (i) that the Company shall authorize the issuance of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants to any holders of shares of Common Stock, (ii) that the Company shall authorize the distribution to any holders of shares of Common Stock of evidences of its indebtedness or assets (including without limitation regular cash dividends), (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer made by the Company for shares of Common Stock, or (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall cause to be given to the Holder, at least thirty (30) days prior

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

to the applicable record date hereinafter specified (or such later date as notice is given to the holders of record of Common Stock), or promptly in the case of events for which there is no record date, a written notice stating (A) the date as of which the persons who will receive such rights, options, warrants or distribution is determined, (B) the initial expiration date set forth in any tender offer or exchange offer made by the Company for shares of Common Stock,
(C) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or (D) the date on which any such issuance, sale, grant or distribution is expected to become effective or consummated.

                  (c) The Company shall distribute to the Holder copies of all notices, materials, annual and quarterly reports, proxy statements, information statements and any other documents distributed generally to the holders of shares of Common Stock, at such times and by such method as such documents are distributed to such holders of shares of Common Stock provided that the Holder is subject to, or delivers to the Company, an undertaking satisfactory to the Company agreeing to maintain the confidentiality of any nonpublic information.

                  (d) The Company shall deliver to the Holder written notice of the expiration of the Exercise Period of this Warrant. Such notice shall be delivered by the Company not less than thirty (30) days but not more than ninety
(90) days prior to the existing expiration date of the Exercise Period of this Warrant.

         Section 9. Notices Generally. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with collect answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.
The addresses for such communications shall be:

         (i)      If to the Company:      Jakks Pacific, Inc.
                                          22761 Pacific Coast Highway
                                          #226
                                          Malibu, CA 90265
                                          Attention:  Jack Friedman
                                                      Chief Executive Officer

         (ii)     If to the Holder:       Stanley Shenker Associates, Inc.
                                          c/o Titan Sports, Inc.
                                          Titan Tower
                                          1241 East Main Street
                                          Stamford, CT 06902
                                          Attention:  Stanley Shenker

or at such other address as either party shall have specified by notice in writing.

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

         Section 10. Successors and Assigns. Except as otherwise provided herein, this Warrant shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of Holder (which consent may be withheld for any reason in the sole discretion of such Holder), except that the Company may assign this Warrant in connection with the sale of all or substantially all of its assets, provided that the Company is not released from any of its obligations hereunder, and such assignee assumes all obligations of the Company hereunder. The Holder may not assign this Warrant (in whole or in part) or any rights or obligations hereunder (including, but not limited to, any right to receive any Warrant Securities then issuable upon exercise of this Warrant) without the consent of the Company, which consent will not be unreasonably withheld or withheld as to any transferee established to the satisfaction of the Company to be an individual or entity to whom the Warrant Securities may be issued by the Company without registration under the Act pursuant to an exemption from such registration requirements. In addition, this Warrant may not be Transferred in whole or in part other than pursuant to an effective registration statement under the Act or an exemption from the registration provisions thereof. Each Warrant issued upon any such Transfer shall bear the restrictive legend set forth at the beginning hereof, unless the Holder delivers to the Company an opinion of counsel to the effect that such legend is not required for the purposes of compliance with the Act. The assignment by the Company or Holder of any rights hereunder shall not affect the obligations of such party under this Warrant.

         Section 11. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of such state without regard to such state's principles of conflict of laws.

         Section 12. Amendment. This Warrant may be amended only by a written instrument, signed by the Holder and the Company, which specifically states that it is amending this Warrant.

         Section 13. Attorneys' Fees. The Holder shall be entitled to recover from the Company the reasonable attorneys' fees and expenses incurred by the Holder in connection with enforcement by the Holder of any obligation of the Company under this Warrant.

         Section 14. Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

         Section 15. Severability. If any provision of this Warrant is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto will not be materially and adversely affected thereby, such provision will be fully severable.


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

         Section 16. Entire Agreement. This Warrant contains the entire understandings of the parties with respect to the matters covered hereby, and except as specifically set forth herein, neither of the parties hereto makes any representation, warranty, covenant or undertaking with respect to such matters.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by an authorized officer.



Dated: June 30, 1999

                                          JAKKS PACIFIC, INC.


                                          By:      /s/ Stephen G. Berman
                                                   ------------------------
                                          Name:    Stephen G. Berman
                                          Its:     President







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


                         [Form of Election to Purchase]

                 (To be Executed upon Exercise of this Warrant)

         The undersigned registered owner of this Warrant irrevocably (subject to Section 3(f) of the Warrant) exercises the attached Warrant for and purchases ______ shares of Common Stock and tenders payment for such shares to the order of JAKKS PACIFIC, INC.. in the amount of $____________ in accordance with the terms of the attached Warrant, unless the holder is exercising this Warrant pursuant to the net exercise provisions of Section 3(a) of this Warrant. The undersigned requests that certificate(s) for such shares be issued and registered in the name of _____________________________, whose address is ______________________________ and that such certificate(s) be delivered to
____________________________________________ whose address is
_________________________________. If said number of shares is less than all of the shares of Common Stock purchasable under this Warrant, the undersigned requests that anew Warrant representing the remaining balance of such shares be registered in the name of ________________________, whose address is ____________________________________ and that such Warrant be delivered to
________________________________________ whose address is
___________________________________.





Date: _____________________                By: ____________________________

                                           Name:___________________________

                                           Its: ___________________________